                                                                    EXHIBIT 1.4

              NORTEL NETWORKS CAPITAL CORPORATION AGENCY AGREEMENT

                                                              New York, New York


To the Agent or Agents named in
Schedule I hereto

Ladies and Gentlemen:

         Nortel Networks Capital Corporation, a Delaware corporation (the "Corporation"), proposes to authorize the firm or firms named in Schedule I hereto (collectively, the "Agent") to act as its agent to solicit orders for all or part of its debt securities identified in Schedule I hereto (the "Debt Securities"), to be issued under an indenture dated as of December 15, 2000 (the "Indenture"), among the Corporation, Nortel Networks Limited, a Canadian corporation (the "Guarantor"), and Citibank, N. A., as trustee (the "Trustee"), and/or all or part of its warrants to purchase debt securities identified in
Schedule I hereto (the "Warrants") to be issued pursuant to the warrant agreement (the "Warrant Agreement") identified in the Schedule. The Debt Securities will be unconditionally and irrevocably guaranteed (the "Guarantees") by the Guarantor as to all amounts of principal and premium, if any, and interest, if any, on the Debt Securities and sinking fund or analogous payments referred to therein, if any, and thereon due. The Debt Securities and Warrants may be issued separately or together in units (the "Units"). The Debt Securities and/or Warrants and/or Units to be so issued as identified in Schedule I hereto are referred to herein as the "Securities". This Agreement applies only to the sale of the Securities and not to sales of any other securities or evidences of indebtedness of the Corporation.

1.   REGISTRATION STATEMENT AND COMPLIANCE WITH APPLICABLE LAW

     Each of the Corporation and the Guarantor represent and warrant to and agree with the Agent that:

     (a) The registration statement on Form S-3 with respect to the Securities has been prepared by the Corporation and the Guarantor in conformity with the requirements of the Securities Act of 1933 (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, has been filed with the Commission and has become effective. As used in this Agreement: (i) "Registration Statement" means such registration statement (including all documents incorporated therein by reference), as amended at the date of this Agreement; (ii) "Basic Prospectus" means the prospectus (including all documents incorporated therein by reference) included in the Registration Statement; and (iii) "Prospectus" means the Basic Prospectus, together with any amendments or supplements thereto (including in each case all documents incorporated therein by reference) specifically related to the Securities, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of the Prospectus and, to the Corporation's knowledge, no proceedings for such purpose are pending before or threatened by the Commission.

     (b) As of the date hereof, when the Prospectus is first filed under the Act, at the Closing Date (as defined in Section 6 hereof), when any amendment to the Registration Statement becomes effective and when any supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b), the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, complies and will comply, in all material respects, with the provisions of the Act, the Rules and Regulations, the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission thereunder, and the Indenture, including any amendments and supplements thereto pursuant to which the Securities will be issued, complies and will comply with the requirements of the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder. The Registration Statement, as amended as of any such time, does not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of any such time, does not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Corporation and the Guarantor make no representation or warranty as to: (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Trustee; or (ii) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Corporation or the Guarantor by or on behalf of the Agent specifically for use in connection with the preparation thereof.


2.   APPOINTMENT OF AGENT

     (a) Subject to the terms and conditions set forth herein, the Corporation hereby appoints the Agent as an agent of the Corporation for the purpose of soliciting orders to purchase the Securities from the Corporation by others. The appointment of the Agent hereunder is not exclusive and the Corporation may from time to time offer Securities for sale otherwise than through the Agent or appoint additional agents to solicit offers to purchase the Securities.

     (b) The Agent agrees to use its best efforts to solicit the sale of all or part of the Securities, upon the terms set forth in the Prospectus, during a period beginning on the date hereof and ending on the date the Corporation shall specify to the Agent in writing. Orders for the sale of Securities may be solicited by the Agent as agent for the Corporation at such time and in such amounts as it deems advisable.

     (c) The Corporation agrees to pay the Agent a commission with respect to each sale of Securities by the Corporation as a result of a solicitation made by the Agent, in an amount equal to that specified in Schedule I hereto with respect to the Securities sold by the Agent. Such commission shall be payable as specified in the agreement as to procedural details referred to in Section 3(b) hereof.

     (d) If the term Agent includes more than one firm, each such Agent shall act in connection with the Securities individually and not collectively or jointly. The Corporation reserves the right, in its sole discretion, to suspend the solicitation of purchases of Securities commencing at any time for a period of time or permanently and, upon receipt of notice thereof from the Corporation, the Agent shall forthwith suspend the solicitation of purchases of Securities from the Corporation until such time as the Corporation has advised the Agent that such solicitation may be resumed. During the period of time that this Agreement is suspended neither the Corporation nor the Guarantor shall be required to deliver any opinions or letters in accordance with Sections 5(i) and (j); provided, however, that the Agent shall not be required to resume soliciting offers to purchase Securities until the Corporation and the Guarantor have delivered such opinions or letters as requested by the Agent if any of the events described in Sections 5(i) and (j) have occurred during the period of suspension.

     (e) Any sale of Securities to the Agent as principal for resale to others shall be made in accordance with the terms of this Agreement and a terms agreement (a "Terms Agreement") and, in any such case, any commission schedule with respect to sales as Agent shall not be applicable. A Terms Agreement may also specify certain provisions related to the reoffering of such Securities by such Agent. The Agent's commitment to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Corporation and the Guarantor herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount or number of Securities to be purchased by the Agent pursuant thereto, the price or prices to be paid to the Corporation for such Securities, the initial public offering price or prices, if any, at which the Securities are proposed to be reoffered, the time and place of delivery of and payment for such Securities and any terms of the Securities not already specified in the Indenture or Warrant Agreement, as the case may be. Such Terms Agreement shall also specify any requirements for officers' certificates, opinions of counsel and letters from independent certified accountants of the Corporation and the Guarantor pursuant to Section 6 hereof. Terms Agreements may take the form of an exchange of any standard form of written telecommunication between the Agent and the Corporation. Any sale of Securities to the Agent, as representative of a group of investment banking firms, shall be made in accordance with the terms of a terms agreement substantially in the form previously filed as an exhibit to the Registration Statement.

3.   OFFERING PROCEDURE

     (a) The Agent shall communicate to the Corporation, orally or in writing, each reasonable order that it has solicited or received to purchase Securities on terms previously communicated by the Corporation to the Agent, and the Corporation shall have the sole right to accept such orders to purchase Securities and may refuse any proposed purchase of Securities in whole or in part for any reason. The Agent shall have the right, in its discretion reasonably exercised, to reject any order to purchase Securities, as a whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

     (b) On or prior to the first sale of Securities hereunder, the Corporation and the Agent shall agree in writing as to the procedural details related to the communication of orders and acceptances and the issue and delivery of, and payment for, the Securities. The Agent and the Corporation shall each perform their respective duties and obligations in such agreement, as amended from time to time.

     (c) The Agent shall not offer or sell, directly or indirectly, any Securities in (i) Canada or any province or territory thereof or to, or for the benefit of, any resident of Canada in contravention of the securities laws of Canada or any province or territory thereof or
           (ii) any jurisdiction in the United States other than to institutional investors or as otherwise permitted by state securities or blue sky laws. The Agent shall not distribute any offering material related to the Securities in Canada. The Agent shall send to any broker-dealer who purchases any of the Securities from it a notice stating that, by purchasing such Securities, such broker-dealer represents that it has not offered or sold and shall not offer or sell, directly or indirectly, any of such Securities in Canada or to, or for the benefit of, any resident of Canada in contravention of the securities laws of Canada or any province or territory thereof and that it shall deliver to any other broker-dealer to whom it sells any of such Securities a notice containing substantially the same statement as is contained in this sentence. Any other broker-dealer offering or selling any Securities may be required to furnish a certificate stating that it has complied with the restrictions set forth in this paragraph.

4.   MANNER OF SALES

     (a) The Agent may effect sales of the Securities directly or by selling to or through other broker-dealers, and such other broker-dealers may receive compensation in the form of underwriting commissions or other compensation from the Agent and commissions from the purchasers of Securities for whom they may act as agent (which commissions or other compensation will not exceed those customary in the types of transactions involved). In connection with the sale of Securities, any Agent may also receive commissions from the purchasers of Securities for whom it may act as agent.

     (b) The Corporation acknowledges that, subject to Section 3(c), nothing in this Agreement shall prohibit any Agent from: (i) acting as broker for the sale of Securities by customers other than the Corporation;
           (ii) soliciting the sale of

           Securities as broker for the seller, soliciting the sale of Securities as principal and soliciting offers to buy Securities;
           (iii) purchasing Securities otherwise than pursuant to this Agreement; and (iv) offering and selling as principal for its own account Securities which such Agent has purchased otherwise than pursuant to this Agreement.

5.   OBLIGATIONS OF THE CORPORATION

     (a) The Corporation shall furnish promptly to the Agent and to counsel for the Agent a signed copy of the Registration Statement as originally filed and a copy of each amendment thereto (in each case together with all exhibits filed therewith) filed prior to or on the date of this Agreement or related to or covering the Securities, and a copy of the Prospectus filed with the Commission.

     (b) The Corporation shall deliver promptly to the Agent, without charge, such number of the following documents as the Agent may reasonably request: (i) conformed copies of the Registration Statement (excluding exhibits other than the Indenture, the Warrant Agreement and this Agreement); (ii) the Prospectus; and (iii) any documents incorporated by reference in the Prospectus; provided that the Corporation shall be deemed to have complied with the requirements of clause (iii) of this paragraph with respect to any document filed electronically with the Commission.

     (c) Prior to the termination or temporary suspension of the offering of the Securities, neither the Corporation nor the Guarantor will file any amendment of the Registration Statement or supplement (including the Prospectus) to the Basic Prospectus (other than periodic or current reports filed under the Exchange Act or an amendment or supplement providing solely for, if Debt Securities are being issued, a change in the interest rates on the Securities or a change in the range of maturities of the Securities, or, if Warrants are being issued, a change in the exercise dates or prices or the principal amount of the debt securities issuable upon exercise thereof, or a change in the principal amount or number, as the case may be, of Securities remaining to be sold or other changes in the judgment of the Corporation and its counsel not material to the offer or sale of the Securities) unless the Corporation has furnished to the Agent a copy for its review prior to filing and neither the Corporation nor the Guarantor will file any such proposed amendment or supplement to which the Agent shall reasonably object; provided that without the consent of the Agent but after consultation with the Agent, including the furnishing of drafts thereof, the Corporation and the Guarantor may file any such proposed amendment or supplement which in the opinion of its counsel it is required by law to file. Subject to the foregoing sentence, the Corporation and the Guarantor shall cause the Prospectus to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations.

     (d) The Corporation shall advise the Agent promptly: (i) when the Prospectus shall have been first filed with the Commission pursuant to Rule 424(b); (ii) when any post-effective amendment to the Registration Statement related to or covering the Securities becomes effective; (iii) of any request by the Commission for an amendment or supplement (insofar as the amendment or supplement relates to or covers the Securities) to the Registration Statement, to the Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information related to the Registration Statement (insofar as such information relates to or covers the Securities); (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order directed to the Prospectus or any document incorporated therein by reference or the initiation of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in the Prospectus; and (v) of receipt by the Corporation of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation of any proceeding for that purpose; and upon the filing of any supplement to the Prospectus not reviewed in advance by the Agent pursuant to
           Section 5(c). If at any time when a prospectus related to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act, the Rules and Regulations, the Exchange Act or the rules and regulations of the Commission thereunder, the Corporation and/or the Guarantor shall promptly prepare and file with the Commission, subject to Section 5(c), an amendment or supplement that will correct such statement or omission or an amendment or supplement which will effect such compliance.

     (e) If the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, the Corporation and/or the Guarantor shall make every reasonable effort to obtain the lifting of that order at the earliest possible time.

     (f) As soon as practicable, or in accordance with Rule 158 of the Rules and Regulations, the Guarantor shall make generally available to its security holders and to the Agent an earnings statement (which need not be audited) of the Guarantor and its consolidated subsidiaries, that will satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

     (g) The Corporation shall make every reasonable effort to arrange for the qualification of the Securities for sale under the laws of such jurisdictions (other than jurisdictions outside the United States) as the Agent may reasonably designate and the Corporation shall pay all expenses (including reasonable fees and disbursements of counsel) in connection with such qualifications, to maintain such qualifications in effect so long as required for the distribution of the Securities and to arrange for the determination of the legality of the Securities for purchase by institutional investors; provided, however, that the Corporation shall not be required to qualify to do business in any jurisdiction where it is not so qualified at the date of this Agreement or to take any action that would subject it to general or unlimited service of process or to the imposition of any taxes based on, or measured by, all or any part of the income of the Corporation, in any jurisdiction where it is not at such date so subject.

     (h) Each acceptance by the Corporation of an order for the purchase of Securities shall be deemed to be an affirmation that the representations and warranties of the Corporation contained in this Agreement are true and correct at the time of such acceptance, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent of the Securities related to such acceptance, as though made at such time (except that such representations and warranties shall be deemed to relate to the Registration Statement as then in effect and the Prospectus then in use).

     (i) Each time the Prospectus shall be amended or supplemented (other than by: (i) an amendment or supplement providing solely for, if Debt Securities are being issued, a change in the interest rates on the Securities or a change in the range of maturities of the Securities, or, if Warrants are being issued, a change in the exercise dates or prices or the principal amount of the debt securities issuable upon exercise thereof; (ii) an amendment or supplement as a result solely of the incorporation by reference of any document that the Corporation or the Guarantor has filed under the Exchange Act; or
           (iii) a change in the principal amount or number, as the case may be, of Securities remaining to be sold or other changes not material in the judgment of the Corporation and its counsel to the offer or sale of the Securities), the Corporation shall furnish or cause to be furnished forthwith to the Agent: (x) a certificate in form satisfactory to the Agent in its reasonable judgment to the effect that the statements contained in the certificate referred to in
           Section 6(k) hereof that was last furnished to the Agent are true and correct at the time of such amendment or supplement as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement as then in effect and the Prospectus then in use) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in
           Section 6(k) but modified to relate to the Registration Statement as then in effect and the Prospectus then in use; and (y) the written opinions of counsel to the Corporation and counsel to the Guarantor of the same tenor as the opinions referred to in Section 6(c) and
           Section 6(e) but modified to relate to the Prospectus then in use or, in lieu of such opinions, such counsel shall furnish the Agent with letters to the effect that the Agent may rely on such last furnished opinions to the same extent as though such opinions were dated the date of such letter authorizing reliance (except that statements in such last opinions shall be deemed to relate to the Prospectus as in use at the time of delivery of such letter authorizing reliance).

     (j) Each time the Prospectus shall be amended or supplemented to set forth amended or supplemental financial information, the Corporation and the Guarantor shall cause Deloitte & Touche LLP, or another internationally recognized firm of chartered accountants or certified public accountants, forthwith to furnish to the Agent a letter, dated the date of filing of such amendment or supplement with the Commission, in form reasonably satisfactory to the Agent, of the same tenor as the letter referred to in Section 6(i) but modified to relate to the Prospectus then in use; provided, however, that if the Prospectus is amended or supplemented solely as a result of the incorporation by reference of financial information as of and for a fiscal quarter, Deloitte & Touche LLP, or such other internationally recognized firm of chartered accountants or certified public accountants, may limit the scope of such letter to the unaudited financial statements, the related "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any other information of an accounting, financial or statistical nature included in such amendment or supplement, as may be agreed among the Corporation, the Guarantor and the Agent.

     (k) The Corporation shall reimburse the Agent for reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Agent in connection with this Agreement and the sale of Securities hereunder, but only if and to the extent so provided in Schedule I.

     (l) If specified in any Terms Agreement with respect to the purchase of Securities by the Agent as principal at the request of the Corporation, the Corporation shall not, except as set forth in such Terms Agreement or as consented to by the Agent, issue or announce the proposed issuance of any of its debt securities or warrants to purchase debt securities, as the case may be, including the Securities, with terms substantially similar to the Securities being purchased pursuant to such Terms Agreement prior to the delivery of such Securities.

6.   ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF THE AGENT

     (a) The obligations of the Agent under this Agreement shall be subject to the accuracy in all material respects of the representations and warranties of the Corporation and the Guarantor contained herein, as of the date hereof, as of the date set forth in Schedule I hereto for the initial closing hereunder (the "Closing Date") and as of the date of the effectiveness of any amendment to the Registration Statement insofar as such amendment relates to the Securities, to the performance in all material respects of its obligations hereunder, and to each of the following additional terms and conditions.

     (b) At or before the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any order directed to any document incorporated by reference in the Prospectus shall have been issued and remain in effect and no proceeding for that purpose shall be pending or, to the knowledge of the Corporation, the Guarantor or the Agent, threatened by the Commission.

     (c) The Corporation shall have furnished to the Agent, on the Closing Date, the opinion of Roger A. Schecter, Secretary of the Corporation ("Counsel"), dated the Closing Date, to the effect that:

           (i) the Corporation has been duly incorporated and is a validly existing corporation under the laws of Delaware, with corporate power and authority to conduct its business as currently conducted and described in the Prospectus;

           (ii) the execution and delivery of the Indenture have been duly authorized, the Indenture has been executed and delivered by the Corporation and is qualified under the Trust Indenture Act and, assuming the requisite corporate capacity and powers of, and the due authorization, execution and delivery by the Guarantor and the Trustee, constitutes a valid and binding agreement of the Corporation enforceable in accordance with its terms;

           (iii) the issue, execution and delivery of the Securities have been duly authorized in accordance with the Indenture and the Securities have been duly executed and delivered by the Corporation and, assuming authentication by the Trustee, constitute valid and binding obligations of the Corporation enforceable in accordance with their terms;

           (iv) the execution and delivery of the Warrant Agreement have been duly authorized, the Warrant Agreement has been executed and delivered by the Corporation and, assuming the requisite corporate capacity and powers of, and the due authorization, execution and delivery by the warrant agent named in the Warrant Agreement, constitutes a valid and binding agreement of the Corporation enforceable in accordance with its terms;

           (v) the execution and delivery of this Agreement have been duly authorized and the Agreement has been duly executed and delivered by the Corporation;

           (vi) the issue and sale of the Securities to the Agent pursuant to this Agreement, and the consummation of the other transactions herein contemplated (a) do not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of New York (except such as have been obtained or effected under the Act and such as may be required under state securities or blue sky laws), and (b) do not result in a breach or violation of any of the terms and provisions of, or constitute a default, under the certificate of incorporation or bylaws of the Corporation;

           (vii) the Registration Statement is effective under the Act and, to the best of Counsel's knowledge, no stop order with respect thereto has been issued, or proceeding for that purpose has been instituted or threatened, by the Commission; and

           (viii) to the best of Counsel's knowledge, no order directed to any document incorporated by reference in the Prospectus has been issued and remains in effect, or is threatened to be issued, by the Commission.

                    The opinions expressed above will be subject to those assumptions and qualifications reasonably satisfactory to such Counsel including without limitation, with respect to the opinions expressed in Sections 6(c)(ii), (iii) and (iv) above that:

           (x) enforceability may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws affecting the enforcement of creditors' rights generally;

           (y) equitable remedies, including the remedies of specific performance and injunction, may only be granted at the discretion of a court of competent jurisdiction; and

           (z) no opinion is expressed with respect to the enforceability of any provisions relating to indemnity and contribution.

     (d) Counsel, in rendering his opinion, may rely as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Corporation and its subsidiaries or public officials. He may also rely upon legal opinions provided to him. In addition, he may rely upon determinations of responsible officers of the Corporation with respect to the verification, characterization and quantification of various assets and liabilities. Furthermore, he may assume without independent investigation: (i) the authenticity of any document or instrument submitted to him as an original, the conformity to the authentic original of any document or instrument submitted to him as a certified, conformed or photographic copy and the genuineness of all signatures on such originals or copies; and (ii) with respect to parties to an agreement, other than the Corporation, the due execution and delivery, pursuant to due authorization, of such agreement and that such agreement constitutes a legal, valid and binding agreement of all such parties.

     (e) The Guarantor shall have furnished to the Agent, on the Closing Date, the opinion of Nicholas J. DeRoma, Chief Legal Officer of the Guarantor ("Guarantor's Counsel"), dated the Closing Date, to the effect that:

           (i) the Guarantor has been duly incorporated and is a validly existing corporation under the laws of Canada, with corporate power and authority to conduct its business as currently conducted and described in the Prospectus;

           (ii) the execution and delivery of the Indenture have been duly authorized, the Indenture has been executed and delivered by the Guarantor and is qualified under the Trust Indenture Act and, assuming the requisite corporate capacity and powers of, and the due authorization, execution and delivery by the Corporation and the Trustee constitutes a valid and binding agreement of the Guarantor enforceable in accordance with its terms;

           (iii) the issue, execution and delivery of the Guarantees have been duly authorized in accordance with the Indenture and the Guarantees have been duly executed and delivered by the Guarantor and, assuming authentication by the Trustee, constitute valid and binding obligations of the Guarantor enforceable in accordance with their terms;

           (iv) the execution and delivery of this Agreement have been duly authorized and the Agreement has been duly executed and delivered by the Guarantor;

           (v) the issue and sale of the Guarantees to the Agent pursuant to this Agreement and the consummation of the other transactions herein contemplated (x) do not require (except for the exemption orders of the Director under the Canada Business Corporations Act pursuant to Section 82(3) of such Act and of the Commission des valeurs mobilieres du

                  Quebec pursuant to Section 12 of the Securities Act (Quebec), which orders were granted, and the sending of the Prospectus to the Director under the Canada Business Corporations Act pursuant to Section 193 thereunder, which was effected) the consent, approval or authorization of or filing or registration with, any governmental body or regulatory authority in Canada, and (y) do not conflict with or constitute a breach of or default under the constating documents or bylaws of the Guarantor;

           (vi) the Registration Statement is effective under the Act and, to the best of Guarantor's Counsel's knowledge, no stop order with respect thereto has been issued, or proceeding for that purpose has been instituted or threatened, by the Commission;

           (vii) to the best of Guarantor's Counsel's knowledge, no order directed to any document incorporated by reference in the Prospectus has been issued and remains in effect, or is threatened to be issued, by the Commission; and

           (viii) to the best of Guarantor's Counsel's knowledge, other than as disclosed in the Prospectus, neither the Guarantor nor any of its subsidiaries is involved in any litigation, arbitration or legal proceedings which are material to the Guarantor and its subsidiaries taken as a whole nor is there any such litigation, arbitration or legal proceedings pending or threatened.

     (f) The opinions expressed above will be subject to those assumptions and qualifications reasonably satisfactory to such Guarantor's Counsel including without limitation, with respect to the opinions expressed in Sections 6(e)(ii) and (iii) above that:

           (v) enforceability may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws affecting the enforcement of creditors' rights generally;

           (w) equitable remedies, including the remedies of specific performance and injunction, may only be granted at the discretion of a court of competent jurisdiction;

           (x) the Currency Act (Canada) precludes the courts in Canada from awarding a judgment for an amount expressed in a currency other than Canadian dollars;

           (y) any requirement that "interest" as defined in Section 347 of the Criminal Code (Canada), be paid by the Guarantor at an effective annual rate in excess of 60 percent is not enforceable and such requirement may not be severable from the remainder of the document in which it is contained; and

           (z) no opinion is expressed with respect to the enforceability of any provisions relating to indemnity and contribution.

     (g) Guarantor's Counsel, in rendering his opinion, may rely as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Guarantor and its subsidiaries or public officials. He may also rely upon legal opinions provided to him. In addition, he may rely upon determinations of responsible officers of the Guarantor with respect to the verification, characterization and quantification of various assets and liabilities. Furthermore, he may assume without independent investigation: (i) the authenticity of any document or instrument submitted to him as an original, the conformity to the authentic original of any document or instrument submitted to him as a certified, conformed or photographic copy and the genuineness of all signatures on such originals or copies; and
           (ii) with respect to parties to an agreement, other than the Guarantor, the due execution and delivery, pursuant to due authorization, of such agreement, and that such agreement constitutes a legal, valid and binding agreement of all such parties.

     (h) In addition, Guarantor's Counsel shall advise by letter, based on his participation in the preparation of the Registration Statement and Prospectus (but without independent check or verification of the contents thereof except as specified therein), that:

           (i) the Registration Statement, as of its effective date, and the Prospectus, as of its date and the date of the supplement to the Basic Prospectus (in each case, except for the documents incorporated by reference therein, the financial statements and other financial and statistical data included or incorporated by reference, therein and the information included therein under the caption "Plan of Distribution" or "Underwriting", as to which Guarantor's Counsel need express no view), appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the Rules and Regulations; and

           (ii) no information has come to Guarantor's Counsel's attention that causes him to believe that the Registration Statement (except the financial statements and other financial and statistical data included or incorporated by reference therein and the information included therein under the caption "Plan of Distribution" or "Underwriting", as to which Guarantor's Counsel need express no view), at the time it became effective or on the date of such opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as aforesaid) contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (i) The Corporation and the Guarantor shall have furnished to the Agent, on the Closing Date, a letter of Deloitte & Touche LLP or another internationally recognized firm of chartered accountants or certified public accountants, addressed to the Agent and dated the Closing Date, of the type described in the Canadian Institute of Chartered Accountants Handbook, Section 7100, or in the

           American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72 and covering such specified financial statement items as may be agreed among the Corporation, the Guarantor and the Agent.

     (j) The Agent shall have received, on the Closing Date, from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Agent, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Warrant Agreement, the Registration Statement, the Prospectus and other related matters as the Agent may reasonably require, and the Corporation and the Guarantor shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

     (k) The Corporation shall have furnished to the Agent, on the Closing Date, a certificate of the Corporation, signed by any two of the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or any one of the aforesaid officers together with any one of the Secretary, the Controller, the Treasurer, any Assistant Controller, any Assistant Secretary or any Assistant Treasurer, dated the Closing Date, to the effect that the signers of such certificate have examined the Registration Statement, the Prospectus and this Agreement and that:

           (i) The representations and warranties of the Corporation in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Corporation has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

           (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and remains in effect and no proceedings for that purpose are pending or, to the knowledge of each such person, threatened by the Commission, and no order directed to any document incorporated by reference in the Prospectus has been issued and remains in effect or, to the knowledge of each such person, is threatened to be issued by the Commission.

     (l) The Guarantor shall have furnished to the Agent, on the Closing Date, a certificate of the Guarantor, signed by any two of the President and Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or any one of the aforesaid officers together with any one of the Corporate Secretary, the Controller, the Treasurer, any Assistant Controller, any Assistant Secretary or any Assistant Treasurer, dated the Closing Date, to the effect that the signers of such certificate have examined the Registration Statement, the Prospectus and this Agreement and that:

           (i) the representations and warranties of the Guarantor in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Guarantor has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

           (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and remains in effect and no proceedings for that purpose are pending or, to the knowledge of each such person, threatened by the Commission, and no order directed to any document incorporated by reference in the Prospectus has been issued and remains in effect or, to the knowledge of each such person, is threatened to be issued by the Commission; and

           (iii) since the date of the most recent financial statements included in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Guarantor and its subsidiaries, taken as a whole, except as set forth in or contemplated in the Prospectus.

7.   INDEMNIFICATION

     (a) The Corporation and the Guarantor (together, the "Indemnifying Parties") shall indemnify and hold harmless the Agent and each person who controls the Agent within the meaning of either the Act or the Exchange Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which they or any of them may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus consisting of the Basic Prospectus together with the preliminary prospectus supplement thereto related to the offering of the Securities that is used prior to the filing of the Prospectus (the "Preliminary Prospectus") or the Prospectus or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Indemnifying Parties shall reimburse each indemnified party for any reasonable legal and other expenses reasonably incurred by such indemnified party in investigating or defending against any such loss, claim, damage, liability or action; provided that the Indemnifying Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission: (i) made in the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with written information furnished to the Indemnifying Parties by or on behalf of the Agent for use in connection with the preparation thereof; or (ii) contained in that part of the Registration Statement constituting the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Trustee; provided further, that the Indemnifying Parties shall not be liable for the amount of any settlement of any claim made without their consent, which consent will not be unreasonably withheld; and provided further, that as to any Preliminary Prospectus, this indemnity shall not inure to the benefit of the Agent (or any person controlling such Agent) on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by the Agent if the Agent failed to send or give a copy of the Prospectus, as the same may be amended or supplemented (for purposes of this paragraph, the "Final Prospectus"), to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Final Prospectus, unless such failure resulted from non-compliance by either of the Indemnifying Parties with Section 5(b). For purposes of the final proviso to the immediately preceding sentence, the term Final Prospectus shall not be deemed to include the documents incorporated therein by reference, and the Agent shall not be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Final Prospectus to any person other than a person to whom such Agent has delivered such incorporated documents in response to a written or oral request therefor. The foregoing indemnity is in addition to and not in limitation or duplication of any liability or right that the Indemnifying Parties may otherwise have to the Agent or any person who controls the Agent.

     (b) The Agent shall indemnify and hold harmless each of the Indemnifying Parties, each of their respective directors, each of their respective officers who signed the Registration Statement and any person who controls either of the Indemnifying Parties within the meaning of the Act or the Exchange Act, to the same extent (including, without limitation, the reimbursement of expenses) as the foregoing indemnity from the Indemnifying Parties to the Agent as set forth in the above paragraph, but only with reference to written information furnished to the Indemnifying Parties by or on behalf of the Agent for use in connection with the preparation of the documents referred to in the foregoing indemnity. The foregoing indemnity is in addition to and not in limitation or duplication of any liability that the Agent may otherwise have to the Indemnifying Parties or any of its directors, officers or controlling persons.

     (c)   Promptly after receipt by an indemnified party under Sections 7(a) or
           (b) of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under either such paragraph, notify the indemnifying party in writing of the claim or the commencement of that action, provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 7. If any action shall be brought against an indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are likely to be substantial legal defenses available to it and the other indemnified parties that are different from and additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall bear only the reasonable fees and disbursements of separate counsel and shall not be liable for the expenses of more than one separate counsel, approved by the Agent in the case of Section 7(a), representing the indemnified parties under such paragraph, who are parties to such action); (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or
           (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

     (d) To provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 7(a) or (b) is due in accordance with its terms but is for any reason other than as specified in Section 7(a) held by a court to be unavailable on the grounds of policy or otherwise, the Indemnifying Parties and the Agent shall contribute to the aggregate losses, claims, damages and liabilities (including reasonable legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Indemnifying Parties and the Agent may be subject in such proportion so that the Agent is responsible for that portion represented by the percentage that the sum of the aggregate commissions received by the Agent pursuant to Section 2(c) bears to the aggregate sales prices received by the Indemnifying Parties in respect of the Securities sold hereunder and under such Terms Agreements and the Indemnifying Parties are responsible for the balance; provided, however, that: (i) in no case shall the Agent be responsible for any amount in excess of the sales commissions or other compensation applicable to the Securities purchased through or by the Agent; and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Agent within the meaning of the Act or the Exchange Act shall without duplication have the same rights to contribution as the Agent, and each person who controls the

           Indemnifying Parties within the meaning of the Act or the Exchange Act, each officer of the Indemnifying Parties who shall have signed the Registration Statement and each director of the Indemnifying Parties shall have the same rights to contribution as the Indemnifying Parties, subject in each case to clauses (i) and (ii) of this paragraph. Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have otherwise than under this paragraph.

8.   DUTIES OF AGENT

     In soliciting purchases of the Securities, the Agent is acting solely as agent for the Corporation, and not as principal. The Agent will make reasonable efforts to assist the Corporation in obtaining performance by each purchaser whose offer to purchase the Securities has been accepted by the Corporation, but the Agent shall not have any liability to the Corporation in the event such purchase is delayed or not consummated for any reason whatsoever. Under no circumstances shall the Agent be obligated to purchase any of the Securities for its own account, except as otherwise provided in Section 2(e).

9.   TERMINATION

     This Agreement may be terminated at any time by the Agent or by the Corporation, by written notice to the other without liability of any party to any other party except as provided in Sections 7 and 10 hereof and except that, if such termination shall be the act of the Corporation and at the time of such termination an offer for the purchase of Securities solicited by the Agent shall have been accepted by the Corporation but the time of delivery to the purchaser of the Securities related thereto shall not yet have occurred, the Corporation shall be obligated to pay the Agent the sales commissions in respect of such purchase. Any Terms Agreement may be terminated only in accordance with the terms thereof.

10.  SURVIVAL OF REPRESENTATIONS AND INDEMNIFICATION

     The respective agreements, representations, warranties, indemnities and other statements of the Corporation and the Guarantor or their respective officers and of the Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Agent, the Corporation or the Guarantors or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities for a period of two years after such delivery.

11.  NOTICES

     All communications hereunder will be in writing and effective only on receipt, and, if sent to the Agent will be mailed, delivered or sent by electronic transfer, including facsimile, and confirmed to the Agent at the address specified in Schedule I hereto, or, if sent to the

Corporation or the Guarantor, will be mailed, delivered or sent by electronic transfer, including facsimile, and confirmed to it at, in the case of the Corporation, Nortel Networks Capital Corporation, Nortel Networks Plaza, 200 Athens Way, Nashville, Tennessee 37228-1397, Attention: Secretary (facsimile number (615) 432-4067) and, in the case of the Guarantor, Nortel Networks Limited, 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada, L6T 5P6,
Attention: Corporate Secretary (facsimile number (905) 863-8423).

12.  SUCCESSORS

     This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

13.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

14.  APPLICABLE LAW

     This Agreement will be governed by and construed in accordance with the laws of the Province of Ontario, Canada except that Sections 1, 5(c), (d), (e),
(f) and (g) and 7 will be governed by and construed in accordance with the laws of the State of New York, United States.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Corporation, the Guarantor and the Agent.


                                Very truly yours,


                                NORTEL NETWORKS LIMITED,
                                  solely in its capacity as Guarantor

                                By:
                                   -----------------------------------------
                                     Title:

                                By:
                                   -----------------------------------------
                                     Title:

                                NORTEL NETWORKS CAPITAL
                                CORPORATION

                                By:
                                   -----------------------------------------
                                     Title:

                                By:
                                   -----------------------------------------
                                     Title:






The foregoing Agreement is hereby
confirmed and accepted as of the date
specified in Schedule I hereto.



[Name(s) of Agent(s)]



By:
   -----------------------------------------
     Title:

                                   SCHEDULE I

Agency Agreement dated as of ___________ __, 20__.

Registration Statement No. 333-____________.

Agent:

Address of Agent for purposes of notices:

Facsimile Number of Agent for Notices:

Description of Securities Subject to Agency Agreement:

[Description of Debt Securities:

Title:

Principal amount (including currency or composite currency):

Sinking fund provisions:

Redemption provisions:

Other provisions:]

[Description of Warrants:

Title of Warrants:

Number:

Warrant Agent:

Warrant Agreement:

Warrant exercise price and currency:

Principal amount (including currency or composite currency) of debt securities issuable upon exercise of one Warrant:

Date after which Warrants may be exercised:

Expiration date:

Other provisions:]

[Description of Units


                                  Schedule I-1

Detachable date (if applicable):

Other provisions:]

[Description of debt securities issuable upon exercise of one Warrant:

Title:

Principal amount (including currency or composite currency):

Sinking fund provisions:

Redemption provisions:

Other provisions:]

Expenses of Agent to be paid by the Corporation:

Closing Date (including time) and location:


Commissions to Agent

[With respect to Debt Securities:


                                            % of principal amount
                                         of Debt Securities sold to
         Maturity                       purchasers through the Agent
         --------                       ----------------------------

[with respect to Warrants:]

[with respect to Units:]

                                  Schedule I-2

                                                                        ANNEX I


                       NORTEL NETWORKS CAPITAL CORPORATION

                        [Title of Security or Securities]

                                 TERMS AGREEMENT


                                                          ------------ --, ----


[Name(s) and address(es)
of Agent(s) purchasing Securities
as principal(s)]

Ladies and Gentlemen:

         NORTEL NETWORKS CAPITAL CORPORATION (the "Corporation") proposes, subject to the terms and conditions stated herein and in the Agency Agreement, dated ________ __, ____, (the "Agency Agreement") among the Corporation, Nortel Networks Limited, as guarantor, and [Name(s) of Agent(s)] (the "Agent"), to issue and sell to ___________ the securities specified in Schedule A hereto (the "Purchased Securities"). Each of the provisions of the Agency Agreement not specifically related to the solicitation by the Agent, as agent of the Corporation, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Agency Agreement which made reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Agency Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

         A supplement to the Prospectus related to the Purchased Securities, in the form heretofore delivered to you, is now proposed to be filed with the United States Securities and Exchange Commission (the "Commission").

         Subject to the terms and conditions set forth herein and in the Agency Agreement incorporated herein by reference, the Corporation agrees to issue and sell to __________, and __________ agree[s] to purchase from the Corporation, the Purchased Securities, at the time and date (the "Delivery Date") and place, in the [principal amount] [number] and at the purchase price set forth in Schedule A hereto.

         The obligations of __________ hereunder may be terminated by __________, in its absolute discretion, by notice given to and received by the Corporation prior to the delivery of and payment for the Purchased Securities, if, during the period beginning on the date hereof to and including the Delivery Date, (a) trading in securities generally on the New York Stock


                                   Annex I-1

Exchange, Inc. shall have been suspended or limited or minimum prices shall have been established on such Exchange by order of the Commission, (b) a banking moratorium is declared by either United States federal or New York state authorities, or (c) there shall have occurred any outbreak or material escalation of hostilities the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of __________, impracticable to market the Purchased Securities.

         If the foregoing is in accordance with your understanding, please sign and return to us at _______________ a counterpart hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including those provisions of the Agency Agreement incorporated herein by reference, shall constitute a binding agreement between _________ and the Corporation.


                                NORTEL NETWORKS CAPITAL CORPORATION



                                By:
                                   -----------------------------------------
                                     Title:



                                By:
                                   -----------------------------------------
                                     Title:



Accepted:

[Name(s) of Agent(s)]


By:
     -----------------------------------------------
     Title:



                                   Annex I-2

                                                          Schedule A to Annex I

Description of Purchased Securities:

[Description of Debt Securities:

Title:

Principal amount (including currency or composite currency):

Indenture: Indenture, dated as of December 15, 2000, among the Corporation as Issuer, Nortel Networks Limited, as Issuer and Guarantor, and Citibank, N. A., as Trustee.

If Debt Securities are not to be purchased with Warrants as units, purchase price (include accrued interest or amortization, if any), public offering price, if any, and underwriting discount:

Sinking fund provisions:

Redemption provisions:

Closing Location:

Other provisions:]

[Description of Warrants:

Title of Warrants:

Number:

If Warrants are not to be purchased with Debt Securities as units, purchase price, currency, public offering price, if any, and underwriting discount:

Warrant Agent:

Warrant Agreement:

Warrant exercise price and currency:

Principal amount (including currency or composite currency) of debt securities issuable upon exercise of one Warrant:

Date after which Warrants may be exercised:

Expiration date:

Closing Location:

Other provisions:]


                                   Annex I-3

[Description of Units:

Purchase price and currency:

Public offering price, if any, and underwriting commission:

Detachable date (if applicable):

Closing Location:

Other provisions:]

[Description of debt securities issuable upon exercise of Warrants:

Title:

Principal amount (including currency or composite currency):

Sinking fund provisions:

Redemption provisions:

Other provisions:]

Delivery Date and time:

Closing location:

Documents to be delivered:

The following documents referred to in the Agency Agreement shall be delivered with appropriate modification:

(1)  The opinion of Roger A. Schecter  referred to in Section 6(c).

(2)  The opinion of Nicholas J. DeRoma referred to in Section 6(e).

(3)  The accountants' letter referred to in Section 6(i).

(4)  The officers' certificate referred to in Section 6(k).

Whether similar securities may not be sold pursuant to Section 5(l) of the Agency Agreement from the date hereof to the Delivery Date and exceptions thereto:

Other provisions:


                                   Annex I-4